Accounts Receivable, Net (Details3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Changes to the provision for accounts receivable
Balance at Begining of Year	$ (1,470)	$ (978)	$ (1,589)
Charges to Expenses	(747)	(492)	(652)
Amount Utilized	73	0	1,263
Balance at End of Year	$ (2,144)	$ (1,470)	$ (978)